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                                                              EXHIBIT 24.1

                            Consent of Independent Auditors

We consent to the use of our report dated May 8, 1996, with respect to the consolidated financial statements and schedules of CorVel Corporation included in the Annual Report (Form 10-K/A-2) for the year ended December 31, 1995 of North Star Universal, Inc.





                                                        /s/ Ernst & Young LLP


Orange County, California
June 28, 1996